AIA® Document A141TM - 2014 Exhibit A
Design-Build Amendment #1

This Amendment #1 is dated as of December 23, 2019 and is incorporated into the accompanying AIA Document A141™-2014, Standard Form of Agreement Between Owner and Design-Builder dated the « 24 » day of « July » in the year « 2019 » (the “Agreement”)
(In words, indicate day, month and year.)

for the following PROJECT:
(Name and location or address)

« Fox GA Factory »
« 2513 West Park Dr SW »
« Gainesville GA 30504 »
« The Agreement referred to the Project as “An ~ 309k SF factory located in Gainesville Industrial Park West”. That is now amended to read as follows: “An ~ 336k SF factory located in Gainesville Industrial Park West”. »

THE OWNER:
(Name, legal status and address)

« Fox Factory Inc »
« a CA corporation »
« 6634 Hwy 53 »
« Braselton GA 30517 »

THE DESIGN-BUILDER:
(Name, legal status and address)

« Carroll Daniel Construction Co »
« a GA corporation »
« PO Box 1438
« Gainesville, GA 30503 »

The Owner and Design-Builder hereby amend the Agreement as follows.

TABLE OF ARTICLES

A.1	CONTRACT SUM

A.2	CONTRACT TIME

A.3	INFORMATION UPON WHICH AMENDMENT IS BASED

A.4	DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

A.5	COST OF THE WORK

ARTICLE A.1   CONTRACT SUM
§ A.1.0 This Amendment #1 is for the portions of / Work for the Project as reflected in the Package proposals listed in §A.1.2.1. It is acknowledged that future amendments to the Agreement will be required and forthcoming to cover additional Work required to complete the Project.

§ A.1.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Contract after the execution of this Amendment. The Contract Sum shall be one of the following and shall include compensation the Owner paid the Design-Builder for Work performed prior to execution of this Amendment and pursuant to the Letter of Intent between the parties dated May 29, 2019. This Amendment supersedes the Letter of Intent.

(Check the appropriate box.)

[ « X » ]	Stipulated Sum, in accordance with Section A.1.2 below

[ « » ]	Cost of the Work plus the Design-Builder’s Fee, in accordance with Section A.1.3 below

[ « » ]	Cost of the Work plus the Design-Builder’s Fee with a Guaranteed Maximum Price, in accordance with Section A.1.4 below

(Based on the selection above, complete Section A.1.2, A.1.3 or A.1.4 below.)

§ A.1.2 Stipulated Sum
§ A.1.2.1 The Stipulated Sum shall be « Thirty-Six Million Five Hundred Five Thousand Eight Hundred Sixty-Three & 00/100 Dollars » ($ « 36,505,863.00»), subject to authorized adjustments as provided in the Design-Build Documents.

The Stipulated Sum is broken down as set forth in the following Exhibits:

Site Package Proposal Dated May 23,2019 attached as Exhibit No. 1.A.01
Shell/Structure Proposal Dated July 23,2019 attached as Exhibit No. 1.A.02
Design Services Fee Proposal Dated August 14, 2019 attached as Exhibit No. 1.A.03
100% CD’s Package I Proposal Dated October 22,2019 attached as Exhibit No. 1.A.04

§ A.1.2.2 The Stipulated Sum is based upon the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in Stipulated Sum for each and the deadline by which the alternate must be accepted.)

§ A.1.2.3 Unit prices, if any:     If used, shall be included and defined within the component packages.
(Identify item, state the unit price, and state any applicable quantity limitations.)

Item	Units and Limitations	Price per Unit ($0.00)
N/A

§ A.1.3 Cost of the Work Plus Design-Builder’s Fee [Intentionally Deleted]

§ A.1.4 Cost of the Work Plus Design-Builder’s Fee with a Guaranteed Maximum Price [Intentionally Deleted]

§ A.1.5 Payments
§ A.1.5.1 Progress Payments
§ A.1.5.1.1 Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder as provided below and elsewhere in the Design-Build Documents.

§ A.1.5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

« »

§ A.1.5.1.3 Provided that an Application for Payment is received not later than the « 25th » day of the month, the Owner shall make payment of the certified amount to the Design-Builder not later than the « 25th » day of the « following » month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than « Thirty » (« 30 ») days after the Owner receives the Application for Payment.
(Federal, state or local laws may require payment within a certain period of time.)

§ A.1.5.1.4 [Intentionally Deleted].

§ A.1.5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services, if any, shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ A.1.5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Sections A.1.5.1.4 or A.1.5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.

§ A.1.5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ A.1.5.1.8 If all or part of any funds of the Design-Builder that are held by the Owner, whether it be retainage, escrowed funds or otherwise, should be attached, garnished or levied upon under any order of court, or if the delivery thereof shall be stayed or enjoined by any order of court, or if any other writ, order, judgment, or decree shall be made or entered by any court affecting the held funds, or any part thereof whether with or without jurisdiction, and in case Owner obeys and complies with any such writ, order judgment, or decree, Owner shall not be liable to the Design-Builder, its successors, or assigns, and Design-Builder shall indemnify and hold Owner harmless for its compliance with such writ, order, judgment or decree, notwithstanding that such writ, order, judgment or decree be subsequently reversed, modified, annulled, set aside, or vacated.

§ A.1.5.2 Progress Payments-Stipulated Sum
§ A.1.5.2.1 Applications for Payment where the Contract Sum is based upon a Stipulated Sum shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ A.1.5.2.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1
Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of « Ten » percent ( « 10 » %) on the Work. Pending final determination of cost to the Owner of Changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement;

.2
Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of « Ten » percent ( « 10 » %);

.3	Subtract the aggregate of previous payments made by the Owner; and

.4	Subtract amounts, if any, the Owner has withheld or nullified, as provided in Section 9.5 of the Agreement.

§ A.1.5.2.3 The progress payment amount determined in accordance with Section A.1.5.2.2 shall be further modified under the following circumstances:

.1
Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Owner shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and

(Section 9.8.6 of the Agreement discusses release of applicable retainage upon Substantial Completion of Work.)

.2	Add, if final completion of the Work is thereafter materially delayed through no fault of the Design-Builder, any additional amounts payable in accordance with Section 9.10.3 of the Agreement.

§ A.1.5.2.4 Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections A.1.5.2.2.1 and A.1.5.2.2.2 above, and this is not explained elsewhere in the Design-Build Documents, insert provisions here for such reduction or limitation.)

« Retainage withholding may be reduced to 5% upon reaching 75% completion of the Work. »

§ A.1.5.3 Progress Payments-Cost of the Work Plus a Fee [Intentionally Deleted]

§ A.1.5.4 Progress Payments-Cost of the Work Plus a Fee with a Guaranteed Maximum Price [Intentionally Deleted.

§ A.1.5.5 Final Payment
§ A.1.5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder not later than 30 days after the Design-Builder has fully performed the Contract and the requirements of Section 9.10 of the Agreement have been satisfied, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment.

§ A.1.5.5.2 [Intentionally Deleted].

ARTICLE A.2   CONTRACT TIME
§ A.2.1 Contract Time, as defined in the Agreement at Section 1.4.13, is the period of time, including authorized adjustments, for Substantial Completion of the Work.

§ A.2.2 The Design-Builder shall achieve Substantial Completion of the Work not later than August 5, 2020. Additionally, Design-Builder shall achieve the following milestone completion dates:

« »

Portion of Work	Milestone Substantial Completion Date
Assembly Area	03/31/2020
First Floor Mezzanine Area	06/29/2020
Fabrication Area	04/28/2020
Second Floor Mezzanine Area & Site	08/05/2020

, subject to adjustments of the Contract Time as provided in the Design-Build Documents.

It is anticipated that the above milestone completion dates will be addressed in the next amendment as the Design-Build Documents are nearing completion.

Design-Builder hereby discloses to Owner that seventeen (17) rain delay days have been incurred since mobilization on June 10, 2019. The above Milestone Substantial Completion Dates shall be extended to account for rain delay days prior to the imposition of any liquidated damages. Design-Builder shall not be assessed liquidated damages for delay days caused by the failure of Owner supplied trades and/or infrastructure installations that do not meet collective critical path scheduling that are beyond the control of Design-Builder. Design-Builder to give advance notice to Owner of any concerns as soon as they arise.
(Insert provisions, if any, for liquidated damages relating to failure to achieve Substantial Completion on time or for bonus payments for early completion of the Work.)

« If the Design-Builder fails to achieve Substantial Completion of the Work within the Contract Time or by a milestone substantial completion date, Design-Builder shall be subject to liquidated damages (not a penalty) as follows: a) for a milestone substantial completion date missed by five (5) calendar days or more - $1,500 per calendar day for the total number of days the Work is delayed beyond the milestone substantial completion date, and/or
b) $2,500.00 per calendar day for the total number of days the Work is delayed beyond the Substantial Completion date.

Such liquidated damages are hereby agreed to be a reasonable pre-estimate of damages the Owner will incur as a result of delayed completion of the Work and shall be Owner's sole and exclusive remedy for delayed completion of the Work but shall not be construed as a limitation of the Owner's other rights and remedies under this Agreement. The Owner may deduct liquidated damages from any unpaid amounts then or thereafter due Design-Builder. Any liquidated damages not so deducted shall be payable by the Design-Builder to the Owner upon demand. »

ARTICLE A.3   INFORMATION UPON WHICH AMENDMENT IS BASED
§ A.3.1 The Contract Sum and Contract Time set forth in this Amendment are based on the following:
General note for all items within Article A.3:

Each component pricing package will include a current document log, specification log, list of assumptions and clarifications, and a breakdown of any allowances and contingencies included.

§ A.3.1.1 The Supplementary and other Conditions of the Contract:

Document	Title	Date	Pages
N/A

§ A.3.1.2 The Specifications:
(Either list the specifications here or refer to an exhibit attached to this Amendment.)

« See Exhibit 1.B »

Section	Title	Date	Pages

§ A.3.1.3 The Drawings:
(Either list the drawings here or refer to an exhibit attached to this Amendment.)

« See Exhibit 1.C »

Number	Title	Date

§ A.3.1.4 The Sustainability Plan, if any:
(If the Owner identified a Sustainable Objective in the Owner’s Criteria, identify the document or documents that comprise the Sustainability Plan by title, date and number of pages, and include other identifying information. The Sustainability Plan identifies and describes the Sustainable Objective; the targeted Sustainable Measures; implementation strategies selected to achieve the Sustainable Measures; the Owner’s and Design-Builder’s roles and responsibilities associated with achieving the Sustainable Measures; the specific details about design reviews, testing or metrics to verify achievement of each Sustainable Measure; and the Sustainability Documentation required for the Project, as those terms are defined in Exhibit C to the Agreement.)

Title	Date	Pages
N/A

Other identifying information:

« N/A »

§ A.3.1.5 Allowances and Contingencies:
(Identify any agreed upon allowances and contingencies, including a statement of their basis.)

.1	Allowances

« N/A »

.2	Contingencies

« Stipulated Sum includes a Contractor Contingency in amount of One Million Four Hundred Ninety Thousand Three Hundred Fifty-Eight & 62/100 Dollars ($1,490,358.62) for the purpose of covering unexpected costs not included in a Changer Order. If said Contingency is not utilized by Contractor, the Stipulated Sum shall be reduced by Change Order by any such amount not utilized. »

§ A.3.1.6 Design-Builder’s assumptions and clarifications:

« None »

§ A.3.1.7 Deviations from the Owner’s Criteria as adjusted by a Modification:

« None »

§ A.3.1.8 To the extent the Design-Builder shall be required to submit any additional Submittals to the Owner for review, indicate any such submissions below:

« None »

ARTICLE A.4   DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS
§ A.4.1 The Design-Builder’s key personnel are identified below:
(Identify name, title and contact information.)

.1	Superintendent

« David Dyer »

.2	Project Manager

« Bryan Burnette (Sr. PM)
Andrew Thomason (PM) »

.3	Others

« John Haynes (Project Executive) »

§ A.4.2 The Design-Builder shall retain the following Consultants, Contractors and suppliers, identified below, if any:
(List name, discipline, address and other information.)

« »

ARTICLE A.5   COST OF THE WORK
§ A.5.1 Cost to Be Reimbursed as Part of the Contract [Intentionally Deleted]

§ A.5.2 Costs Not to Be Reimbursed as Part of this Contract [Intentionally Deleted].

§ A.5.3 Discounts, Rebates, and Refunds [Intentionally Deleted].

§ A.5.4 Other Agreements

§ A.5.4.1[Intentionally Deleted].

§ A.5.4.2 Agreements between the Design-Builder and Contractors shall conform to the applicable payment provisions of the Design-Build Documents, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If an agreement between the Design Builder and a Contractor is awarded on a cost plus a fee basis, the Design-Builder shall provide in the agreement for the Owner to receive the same audit rights with regard to the Cost of the Work performed by the Contractor as the Owner receives with regard to the Design-Builder in Section A.5.5, below.

§ A.5.4.3 The agreements between the Design-Builder and Architect and other Consultants identified in the Agreement shall be in writing. These agreements shall be promptly provided to the Owner upon the Owner’s written request.

§ A.5.5 Accounting Records
The Design-Builder shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under the Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Design-Builder’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Contractor’s proposals, purchase orders, vouchers, memoranda and other data relating to the Contract. The Design-Builder shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law.

§ A.5.6 Relationship of the Parties
The Design-Builder accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to exercise the Design-Builder’s skill and judgment; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests and the Contract.

This Amendment to the Agreement entered into as of the day and year first written above.

/s/ Michael C. Dennison	/s/ Albert Petrangeli
OWNER (Signature)	DESIGN-BUILDER (Signature)
« Fox Factory Inc » « Michael C Dennison » « Chief Executive Officer »	« Carroll Daniel Construction Co » « Albert Petrangeli » « Chief Operating Officer »
(Printed name and title)	(Printed name and title)

EXHIBIT 1.A.1

Project:    Fox Factory - 41 Acre
Date:    05.23.19
Owner:    Fox Factory
SITE PACKAGE

Bid Package	Item Description	Sub 1	Sub 2	Sub 3	Sub 4	Sub 5	Sub 6	Delta (Low Vs. High)
02	Sitework & Utilities	Simpson	JB Stevens	CA Murren	Wood			$1,620,271
		$3,319,111	$3,345,411	$4,822,459	$4,939,382

02A	Fencing	Gateway	Marin-Robbins	Natural Enclosures	C&C Fence			$100,743
		$150,735	$205,522	$233,410	$251,478

02B	Striping	Park-Rite	Brown's Asphalt	Black Jack				$2,002
		$33,306	$33,404	$35,308

02C	Paving	Sunbelt	Allied Paving	Baldwin	Stewart Brothers	MHB Paving	Atlanta Paving	$455,022
		$1,769,080	$1,882,160	$1,971,587	$2,025,442	$2,179,667	$2,224,102

02D	Curb & Gutter	JD Concrete	Curb Co.	Upstate Curb	MHB Paving			$191,329
		$335,163	$337,402	$355,492	$526,492

02E	Landscaping	ACS Landscape	Mayer Landscape	Ashford Gardeners	CMC Landscaping	Tri Scapes		$469,980
		$802,957	$808,355	$928,192	$1,112,554	$1,272,937

	SUBTOTAL	$6,410,352

	General Conditions & General Requirements	$497,000
	Meter & Tap Fees	$119,648
	Permit Fees (LDP Only)	$6,713
	NPDES Monitoring	$15,000

	SUBTOTAL	$7,048,713

	CM Fee (5%)	$352,435.66
	Contingency	$370,057.45
	P&P Bond	$71,495.10

	TOTAL	$7,842,701

The contents of this report are strictly confidential and are provided solely for the intended recipient on the understanding that it will be held confidentially and not disclosed to any other party without the prior written consent of Carroll Daniel Construction Company.

Carroll Daniel Construction Company    Page 1    Printed 11/20/2019

EXHIBIT 1.A.2

Project:    Fox Factory - 41 Acre
Date:    07.23.19
Owner:    Fox Factory
SHELL/STRUCTURE PACKAGE

Bid Package	Item Description	Sub 1	Sub 2	Sub 3	Sub 4	Delta (Low Vs. High)
02	Termite Treatment	Prime Pest	All Pro	Bug Busters		$5,284
		$6,466	$8,083	$11,750

02	Grading (rain leader tie in, footing spoils, loading dock backfill)	Simpson's				N/A
		$128,000

03	Concrete	T&M Tilt	Martin Concrete	Southeast Concrete		$127,680
		$4,255,987	$4,347,657	$4,383,667

05	Structural Steel	Piedmont Steel	King Steel	Smith Ironworks		$197,924
		$2,147,563	$2,331,885	$2,345,487

07	TPO Roofing	Kellogg Roofing	Roof Management	Tip Top	SHC Roofing	$571,605
		$1,889,793	$1,975,580	$2,110,887	$2,461,398

14	Elevators	Thyssen Krupp	Otis			$12,358
		$90,944	$103,302

15	Plumbing	Randal Lowe	Polk County	Ingram		$86,075
		$440,451	$509,091	$526,526

16	Electrical	Caldwell Electric	CCE	Titan Electric		$177,208
		$371,488	$376,470	$548,696

	SUBTOTAL	$9,330,692				$1,178,134

	General Conditions & General Requirements	$893,621
	Permit Fees (Shell & GDOT Bond)	$87,073
	3rd Party Testing	$150,000
	Surveying & Site As-Built	$85,000

	SUBTOTAL	$10,546,386

	CM Fee (5%)	$527,319.28
	Contingency (4.5%)	$474,587.35

	TOTAL	$11,548,292

The contents of this report are strictly confidential and are provided solely for the intended recipient on the understanding that it will be held confidentially and not disclosed to any other party without the prior written consent of Carroll Daniel Construction Company.

Carroll Daniel Construction Company    Page 1

Exhibit 1.A.03

BRPH
FEE PROPOSAL SUMMARY

We propose to perform the Architectural & Engineering Design and Construction Contract Administration Services for the following LUMP SUM:
BRPH Design and Construction Basic Services:

•	Task 1 - Programming $ 30,300.00

•	Task 2 - Conceptual Design $37,900.00

•	Task 3 - Design Development & Building Shell $378,000.00

•	Task 4 - Final Contract Documents $141,000.00
Task 5 - Construction Contract Administration    $168,300.00

•	Task 6 - Fabrication Area Engineering $ 100,000.00

•	Task 7 - Anodizing Area Engineering $ 125,000.00

Subtotal    $    980,500.00
BRPH Reimbursable Expenses    $    10,000.00

TOTAL FEE (LUMP SUM)    $ 990,500.00

The basic services do not include equipment utility layout or design & engineering of N+He piping, oil piping, anodizing line, fabrication machining, etc., structural engineering for cranes, civil site design or any scope that has not been defined as of June 04, 2019.
Additional Design to 08.14.19: $284,500.00 CM GC's & GR's: $127,500.00

To Total: $1,402,500.00

Exhibit 1.A.04

Project:    Fox Factory - 41 Acre
Date:    10.22.2019
Owner:    Fox Factory
100% CDs Package 1

Bid Package	Item Description	Sub 1	Sub 2	Sub 3	Delta (Low Vs. High)
08	Glass & Glazing	Pro Service	Jones Glass	Eastern	$288,040
		$981,800	$1,002,600	$1,269,840

21	Fire Suppression Systems	VSC	Gainesville Fire	Amber	$595,566
		$454,434	$543,000	$1,050,000

22	Plumbing	Lawson	Randal Lowe	Liquid Services	$134,942
		$1,165,000	$1,211,000	$1,299,942

23	HVAC	Lawson	Georgia Mechanical	Conditioned Air	$165,000
		$3,600,000	$3,650,000	$3,765,000

26	Electrical	Titan	Caldwell	GL West	$1,029,671
		$6,958,329	$7,776,236	$7,988,000

	SUBTOTAL	$13,159,563			$2,213,219

	General Conditions & General Requirements	$1,182,920
	Permit Fees (100% CD Review)	$6,713

	SUBTOTAL	$14,349,196

	CM Fee (5%)	$717,459.80
	Contingency (4.5%)	$645,713.82

	TOTAL	$15,712,370

The contents of this report are strictly confidential and are provided solely for the intended recipient on the understanding that it will be held confidentially and not disclosed to any other party without the prior written consent of Carroll Daniel Construction Company.

Carroll Daniel Construction Company    Page 1

Exhibit 1.B
FOX FACTORY    TABLE OF CONTENTS

BRPH ARCHITECTS-ENGINEERS, INC.

DIVISION 00 - PROCUREMENT AND CONTRACTING REQUIREMENTS
00 01 07    Seals Page    08-20-19
DIVISION 03 - CONCRETE

03 30 00	Cast-in-Place Concrete	08-20-19
03 36 19	Penetrating Reactive Concrete Stain	08-20-19
03 47 10	Tilt-Up Concrete	08-20-19

DIVISION 04 - MASONRY
04 22 00    Concrete Unit Masonry    08-20-19
DIVISION 05 - METALS

05 12 00	Structural Steel	08-20-19
05 21 00	Steel Joists	08-20-19
05 31 00	Steel Deck	08-20-19
05 40 00	Cold-Formed Metal Framing	08-20-19
05 50 00	Metal Fabrications	08-20-19
05 51 13	Metal Pan Stairs	08-20-19
05 52 13	Pipe and Tube Railings	08-20-19

DIVISION 06 - WOOD, PLASTICS, AND COMPOSITES
06 10 53    Miscellaneous Rough Carpentry    08-20-19

DIVISION 07 - THERMAL AND MOISTURE PROTECTION

07 21 00	Thermal Insulation	08-20-19
07 26 00	Vapor Retarders and Barriers	08-20-19
07 42 13	Metal Composite Material Wall Panels	08-20-19
07 54 23	Thermoplastic-Polyolefin (TPO) Roofing	08-20-19
07 62 00	Sheet Metal Flashing and Trim	08-20-19
07 72 00	Roof Accessories	08-20-19
07 84 13	Penetration Firestopping	08-20-19
07 92 00	Joint Sealants	08-20-19

DIVISION 08 - OPENINGS

08 11 13	Hollow Metal Doors and Frames	08-20-19
08 14 16	Flush Wood Doors	08-20-19
08 33 23	Overhead Coiling Doors	08-20-19
08 33 29	High-Performance Overhead Coiling Doors	08-20-19
08 41 13	Aluminum-Framed Entrances and Storefronts	08-20-19
08 42 29	Sliding Automatic Entrances	08-20-19

C07609.002.00    TOC - i
08-20-19

BRPH ARCHITECTS-ENGINEERS, INC.

DIVISION 08 - OPENINGS (cont.)

08 44 13	Glazed Aluminum Curtain Walls	08-20-19
08 62 00	Unit Skylights	08-20-19
08 71 00	Door Hardware	08-20-19
08 80 00	Glazing	08-20-19

DIVISION 09 - FINISHES

09 29 00	Gypsum Board	08-20-19
09 91 23	Interior Painting	08-20-19
09 96 00	High-Performance Coatings	08-20-19
09 96 53	Elastomeric Coatings	08-20-19

DIVISION 10 - SPECIALTIES

10 14 00	Signage	08-20-19
10 21 13	Stainless-Steel Toilet Compartments	08-20-19
10 22 13	Wire Mesh Partitions	08-20-19
10 26 00	Wall and Door Protection	08-20-19
10 28 00	Toilet, Bath, and Laundry Accessories	08-20-19
10 44 00	Fire Protection Specialties	08-20-19
10 51 13	Metal Lockers	08-20-19
10 73 00	Protective Covers	08-20-19

DIVISION 11 - EQUIPMENT
11 13 19    Stationary Loading Dock Equipment    08-20-19
DIVISION 12 - FURNISHINGS

12 21 13	Louver Blinds	08-20-19
12 24 13	Roller Window Shades	08-20-19
12 32 16	Manufactured Plastic-Laminate-Clad Casework	08-20-19
12 35 53	Plastic-Laminate-Clad Laboratory Casework	08-20-19

DIVISION 14 - CONVEYING EQUIPMENT
14 24 00    Hydraulic Elevators    08-20-19

DIVISION 21 - FIRE SUPPRESION

21 05 00	Common Work Results for Fire Suppression	08-20-19
21 05 13	Common Motor Requirements for Fire Suppression Equipment	08-20-19
21 05 17	Sleeves and Sleeve Seals for Fire-Suppression Piping	08-20-19
21 05 18	Escutcheons for Fire-Suppression Piping	08-20-19

C07609.002.00    TOC - ii
08-20-19

BRPH ARCHITECTS-ENGINEERS, INC.

DIVISION 21 - FIRE SUPPRESSION (cont.)

21 05 23	General-Duty Valves for Fire Protection Piping	08-20-19
21 05 48	Vibration and Seismic Controls for Fire- Suppression Piping and Equipment	08-20-19
21 05 53	Identification for Fire-Suppression Piping and Equipment	08-20-19
21 08 00	Commissioning of Fire Suppression	08-20-19
21 11 00	Facility Fire-Suppression Water-Service Piping	08-20-19
21 11 19	Fire Dpepartment Connections	08-20-19
21 13 13	Wet-Pipe Sprinkler Systems	08-20-19
21 13 16	Dry-Pipe Sprinkler Systems	08-20-19
21 31 13	Electric-Drive, Centrifugal Fire Pumps and Pressure-Maintenance Pumps	08-20-19

DIVISION 22 - PLUMBING

22 05 17	Sleeves and Sleeve Seals for Plumbing Piping	08-20-19
22 05 29	Hangers and Supports for Plumbing Piping and Equipment	08-20-19
22 05 53	Identification for Plumbing Piping and Equipment	08-20-19
22 07 19	Plumbing Piping Insulation	08-20-19
22 13 16	Sanitary Waste and Vent Piping	08-20-19
22 13 19	Sanitary Waste Piping Specialties	08-20-19
22 13 23	Sanitary Waste Interceptors	08-20-19
22 14 23	Storm Drainage Piping Specialties	08-20-19

DIVISION 23 - HEATING, VENTILATING, AND AIR CONDITIONING (HVAC)

23 05 13	Common Motor Requirements for HVAC Equipment	08-20-19
23 05 29	Hangers and Supports for HVAC Piping and Equipment	08-20-19
23 05 48.13	Vibration Controls for HVAC	08-20-19
23 05 53	Identification for HVAC Piping and Equipment	08-20-19
23 05 93	Testing, Adjusting, and Balancing for HVAC	08-20-19
23 07 13	Duct Insulation	08-20-19
23 07 19	HVAC Piping Insulation	08-20-19
23 09 23	Direct Digital Control (DDC) System for HVAC	08-20-19
23 31 13	Metal Ducts	08-20-19
23 33 00	Air Duct Accessories	08-20-19
23 33 46	Flexible Ducts	08-20-19
23 34 16	Centrifugal HVAC Fans	08-20-19
23 34 23	HVAC Power Ventilators	08-20-19
23 36 00	Air Terminal Units	08-20-19
23 37 13.13	Air Diffusers	08-20-19
23 37 13.23	Registers and Grilles	08-20-19

C07609.002.00    TOC - iii
08-20-19

BRPH ARCHITECTS-ENGINEERS, INC.

DIVISION 23 - HEATING, VENTILATING, AND AIR CONDITIONING (HVAC) (cont.)

23 37 16	Fabric Air-Distribution Devices	08-20-19
23 74 16.11	Packaged, Small-Capacity, Rooftop Air-Conditioning Units (15-Tons and Under)	08-20-19
23 81 26	Split-System Air-Conditioners	08-20-19
23 82 39.16	Propeller Unit Heaters	08-20-19

DIVISION 26 - ELECTRICAL

26 01 00	Common Work Results for Electrical	08-20-19
26 05 19	Low-Voltage Electrical Power Conductors and Cables	08-20-19
26 05 26	Grounding and Bonding for Electrical Systems	08-20-19
26 05 29	Hangers and Supports for Electrical Systems	08-20-19
26 05 33	Raceways and Boxes for Electrical Systems	08-20-19
26 05 36	Cable Trays for Electrical Systems	08-20-19
26 05 43	Underground Ducts and Raceways for Electrical Systems	08-20-19
26 05 44	Sleeves and Sleeve Seals for Electrical Raceways and Cabling (Non-Fire Rated Application)	08-20-19
26 05 53	Identification for Electrical Systems	08-20-19
26 05 73.13	Short-Circuit Studies	08-20-19
26 05 73.16	Coordination Studies	08-20-19
26 05 73.19	Arc-Flash Hazard Analysis	08-20-19
26 08 00	Commissioning of Electrical Systems	08-20-19
26 09 24	Digital Network Lighting Controls	08-20-19
26 09 43.23	Relay-Based Ligghting Controls	08-20-19
26 22 13	Low-Voltage Distribution Transformers	08-20-19
26 24 13	Switchboards	08-20-19
26 24 16	Panelboards	08-20-19
26 24 19	Motor-Control Centers	08-20-19
26 25 00	Enclosed Bus Assemblies	08-20-19
26 27 13	Electricity Metering	08-20-19
26 27 26	Wiring Devices	08-20-19
26 28 13	Fuses	08-20-19
26 28 16	Enclosed Switches and Circuit Breakers	08-20-19
26 29 13.06	Soft-Start Motor Contorllers	08-20-19
26 29 23	Variable-Frequency Motor Controllers	08-20-19
26 32 13.16	Gaseous Emergency Engine Generators	08-20-19
26 33 43	Battery Chargers	08-20-19
26 36 00	Transfer Switches	08-20-19
26 43 13	Surge Protection Devices (SPDs)	08-20-19
26 51 19	LED Interior Lighting	08-20-19

C07609.002.00    TOC - iv
08-20-19

BRPH ARCHITECTS-ENGINEERS, INC.

DIVISION 26 - ELECTRICAL (cont.)

26 52 13	Emergency and Exit Lighting	08-20-19
26 56 19	LED Exterior Lighting	08-20-19
26 56 00	Exterior Lighting	08-20-19

DIVISION 27 - COMMUNICATIONS

27 05 26	Grounding and Bonding for Communicatoins Systems	08-20-19
27 05 28	Pathways for Communications Systems	08-20-19
27 05 29	Hangers and Supports for Communications Systems	08-20-19
27 05 36	Cable Trays for Communications Systems	08-20-19
27 05 43	Underground Pathways and Structures for Communication Systems	08-20-19
27 05 44	Sleeves and Sleeve Seals for Communications Pathways and Cabling	08-20-19
27 05 53	Identification for Communications Systems	08-20-19
27 11 00	Communications Equipment Room Fittings	08-20-19

DIVISION 28 - ELECTRONIC SAFETY AND SECURITY
28 46 21.11    Addressable Fire-Alarm Systems    08-20-19
END OF TABLE OF CONTENTS

C07609.002.00    TOC - v
08-20-19

Exhibit 1.C Document Log 08.20.19 IFC Documents